UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 __________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2012

__________________________________________
SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

 __________________________________________

The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 20, 2012, Sensata Technologies Holding N.V. ("Sensata" or the "Company") announced that Jeff Cote was promoted to the position of Chief Operating Officer, effective immediately. Mr. Cote assumes the responsibility from Martha Sullivan as Sensata prepares for the previously announced planned Chief Executive Officer transition from Thomas Wroe to Ms. Sullivan.

As Chief Operating Officer, Mr. Cote will have responsibility for Global Operations, Human Resources, Investor Relations and Communications, Information Technology, Facilities, Environmental, Health and Safety, and Legal. He will report to Ms. Sullivan, who has been serving in a dual role as President and Chief Operating Officer since September 2010.

Mr. Cote, age 45, was most recently the Chief Administrative Officer of the Company, a position he has held since January 2011. Previously, he served as the Company's Chief Financial Officer between its IPO in March 2010 through July 2011 when Robert Hureau was promoted to Chief Financial Officer. Prior to the Company's IPO, Mr. Cote served as Chief Financial Officer of Sensata Technologies, Inc., a wholly-owned, indirect subsidiary of Sensata. Before coming to Sensata, Mr. Cote was the Chief Operating Officer at Ropes & Gray LLP and managed their operations by directing the firm's administrative and operational initiatives. He also served as Chief Operating, Financial and Administrative Officer for Digitas, Inc.

In connection with his promotion, Mr. Cote was granted an equity award under Sensata's 2010 Equity Incentive Plan comprised of 113,000 restricted securities that cliff vest on December 31, 2015. Also, in connection with his promotion and effective immediately, Mr. Cote's base salary and target bonus increased approximately 12%.

A press release dated July 20, 2012 announcing Mr. Cote's appointment as Chief Operating Officer is attached as Exhibit 99.1 to this current report and is incorporated by reference herein.

There are no agreements or understandings between Mr. Cote and any other persons pursuant to which Mr. Cote was appointed as Chief Operating Officer, and there have been no transactions and are currently no proposed transactions to which Sensata or any of its affiliates was or is a party in which Mr. Cote has a material interest.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1     July 20, 2012 press release entitled "Sensata Technologies announces management promotions."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Robert Hureau
Date: July 20, 2012	Name: Robert Hureau
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	July 20, 2012 press release entitled "Sensata Technologies announces management promotions."

5